Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Scalzo, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Dyne Therapeutics, Inc. for the fiscal quarter ended September 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Dyne Therapeutics, Inc.

/s/ Richard Scalzo
Vice President of Accounting and Administration and Treasurer
(Principal Financial and Accounting Officer)
November 5, 2020